Exhibit 10.2
STOCK REPURCHASE AGREEMENT
          THIS STOCK REPURCHASE AGREEMENT (“Agreement”) is made and entered into as of May 9, 2006 (the “Effective Date”), by and among Advanta Corp., a Delaware corporation (the “Company”), Dennis Alter (“Alter”), Dennis J. Alter, Trustee U/I/T dated December 15, 2003 (the “2003 GRAT”) and the Dennis J. Alter, Trustee U/I/T dated May 24, 2004 (the “2004 GRAT”, and collectively with Alter and the 2003 GRAT, the “Sellers”).
          WHEREAS, each Seller owns the number of shares of Class B Common Stock of the Company set forth next to such Seller’s name on Exhibit A hereto (the “Shares”).; and
          WHEREAS, the Company desires to repurchase from each Seller the Seller’s Shares and each Seller desires to sell, assign and transfer to the Company each of the Seller’s Shares, upon the terms and subject to the conditions set forth in this Agreement.
          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants contained herein, the parties hereto, intending to be legally bound, agree as follows:
          1. Purchase of the Shares, Purchase Price. Subject to the terms and conditions contained in this Agreement, each of the Sellers hereby sells, assigns and transfers the Shares set forth next to such Seller’s name on Exhibit A hereto to the Company for a purchase price of $38.67 per Share, payable by wire transfer of immediately available funds.
          2. Delivery of Stock Powers. Contemporaneously with the execution of this Agreement, each of the Sellers is delivering to the Company one or more irrevocable stock powers relating to all of the Shares being sold by such Seller hereunder, in the form attached hereto as Exhibit B.
          3. Representations, Warranties and Covenants of Sellers.
          a. Each Seller hereby represents, warrants and covenants:
          i. such Seller is the lawful owner, both beneficially and of record, of the Shares set forth next to such Seller’s name on Exhibit A hereto. Such Seller owns such Shares free and clear of all liens, encumbrances, restrictions and claims of every kind;
          ii. such Seller has the legal right, power and authority to enter into this Agreement and to consummate the transactions contemplated herein;
          iii. such Seller hereby transfers to the Company good and valuable title to each of the Shares set forth next to Seller’s name on Exhibit A hereto, free and clear of all liens, encumbrances, and claims of every kind. As soon as reasonably practicable after the Effective Date, such Seller shall deliver such Shares set forth next to such Seller’s name on Exhibit A hereto to the

          Company;
          iv. such Seller is not subject to or a party to any lien, agreement, contract, law, regulation, order, judgment or decree, or any other restriction of any kind or character, that would prevent consummation of the transactions contemplated by this Agreement or that would otherwise restrict such Seller’s ability to transfer marketable title to the Shares set forth next to Seller’s name on Exhibit A hereto in accordance with the terms hereof; and
          v. this Agreement is binding upon such Seller and enforceable in accordance with its terms.
     b. The 2003 GRAT represents and warrants that it is duly established and validly existing under the laws of the Commonwealth of Pennsylvania.
     c. The 2004 GRAT represents and warrants that it is duly established and validly existing under the laws of the Commonwealth of Pennsylvania.
          4. Representations and Warranties of the Company. The Company represents, warrants and covenants, as of the Effective Date:
     a. This Agreement is binding upon the Company and enforceable in accordance with its terms;
     b. The execution and delivery of this Agreement, and the purchase of the Shares from Seller pursuant to this Agreement, do not violate any court order or decree or any rule or regulation of any government agency to which the Company may be subject; and
     c. The Company has the legal right, power and authority to execute and deliver this Agreement and to consummate the transactions contemplated herein.
          5. Further Actions. In connection with the transactions contemplated hereunder and as a further consideration, each of the parties to this Agreement agrees that after the Closing it will, from time to time, as requested by any other party, furnish such further instruments and documents as may be necessary or proper to perfect or further evidence the sale, assignment and transfer by Sellers to the Company of the Shares sold pursuant to this Agreement.
          6. Indemnification. Each party shall indemnify, defend and hold harmless the other parties from and against any claim, loss or expense (including attorneys’ fees) arising out of (a) any breach by such party of any representation or warranty contained in this Agreement; or (b) any default by such party in the performance of any of the covenants and agreements contained in this Agreement. These rights of indemnification shall survive the Closing.

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          7. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties with respect to the subject matter contained herein, and shall supersede and cancel all other agreements and understandings, written or oral, related to the subject matter herein. No amendment or modification of this Agreement shall be valid unless made in writing and signed by all of the parties hereto.
          8. Interpretation and Governing Law. The section headings contained in this Agreement are inserted solely for convenience and shall have no effect on the interpretation of this Agreement. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware.
          9. Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, successors and assigns, and shall not be assignable by any party without the prior written consent of each of the other parties hereto.
          10. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same document.
[SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first written above.

THE COMPANY

Advanta Corp.

By:	/s/ Elizabeth H. Mai

Name: Elizabeth H. Mai
Title: Senior Vice President, Chief Administration Officer, General Counsel and Secretary

SELLERS

/s/ Dennis Alter

Dennis Alter

Dennis J. Alter, Trustee U/I/T dated December 15, 2003

By:	/s/ Dennis Alter

Name: Dennis Alter
Title: Trustee

Dennis J. Alter, Trustee U/I/T dated May 24, 2004

By:	/s/ Dennis Alter

Name: Dennis Alter
Title: Trustee

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EXHIBIT A

Seller	Number of Shares
Dennis Alter	874,587
2003 GRAT	66,756
2004 GRAT	53,657

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EXHIBIT B
IRREVOCABLE STOCK OR BOND POWER
obtain one power for each certificate/bond

     FOR VALUE RECEIVED, the undersigned does (do) hereby sell, assign and transfer unto:

SS#

{
Whose Social Security # or Federal Tax ID # is
Tax ID#

IF STOCK,		shares of the
COMPLETE		stock of
THIS	{
PORTION		represented by Certificate(s) No(s).
inclusive, standing in the name of the undersigned on the books of
Company.

IF BONDS,		bonds of the
COMPLETE
THIS
PORTION	{

in the principal amount of $ , No(s).
inclusive, standing in the name of the undersigned on the books of Company.

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The undersigned does (do) hereby irrevocably constitute and appoint attorney to transfer the said stock or bond(s), as the case may be, on the books of Company, with full power of substitution in the premises. Should any of this Power be incomplete in any necessary respect at the time of execution, the undersigned herby authorizes the completion of this document.

Dated:

(SEAL)	X

(SEAL)	X

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